                                                                   EXHIBIT 10.19


                       ASSIGNMENT AND ASSUMPTION AGREEMENT

               This Assignment and Assumption Agreement is entered into as of the 3rd day of April, 2000 by and between PricewaterhouseCoopers LLP, a Delaware registered limited liability partnership ("Assignor"), and Informatica Corporation, a Delaware corporation ("Assignee").

                                   WITNESSETH:

               WHEREAS, Assignor and assignee are parties to that certain Intellectual Property Transfer and Consulting Agreement dated March 31, 2000 by and among Assignor and Assignee (the "Agreement"), pursuant to Section 1.1 of which Assignor agreed to contribute, convey, transfer and assign to Assignee the Transferred IP (as defined in the Agreement);

               WHEREAS, the Agreement provides that the Assignor shall assign, and the Assignee shall assume and agree to pay, perform and discharge when due, those obligations set forth in Exhibit A hereto (the "Assumed Obligations");

               NOW, THEREFORE, pursuant to the terms and conditions of the Agreement, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor and Assignee agree as follows:

               1. Assignor hereby assigns, transfers, and delivers to Assignee the Assumed Obligations.

               2. Assignor hereby accepts the foregoing assignment and assumes and agrees to keep, observe, perform, pay and discharge when due the Assumed Obligations.

               3. Assignor and Assignee hereby agree, from time to time, at the reasonable request of the other, to execute and deliver such other instruments of conveyance, transfer or assumption and to take such other actions as the other may reasonably request in order to more effectively consummate the transactions contemplated by this Assignment and Assumption Agreement.

               4. This Assignment and Assumption Agreement is executed and delivered pursuant to and made subject to and with the benefit of the representations, warranties, covenants, terms conditions and other provisions of the Agreement, including without limitation the indemnification provisions set forth in Article XI thereof. Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement.

               5. This Assignment and Assumption Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

               6. This Assignment and Assumption Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

               IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption Agreement as of the date first written above.

                                    Informatica Corporation


                                    By:    /s/ Earl E. Fry
                                           -------------------------------------
                                    Name:  Earl E. Fry
                                           -------------------------------------
                                    Title: Sr. VP and CFO
                                           -------------------------------------


                                    PricewaterhouseCoopers LLP

                                    By:    /s/ Robert R. Glatz
                                           -------------------------------------
                                    Name:  Robert R. Glatz
                                           -------------------------------------
                                    Title: Partner
                                           -------------------------------------

EXHIBIT A

Assumed Obligations

All obligations relating to the unperformed balance of the License Agreement between PwC and Western Digital Corporation dated December 7, 1999 to the extent such obligations are applicable to periods subsequent to the Closing Date, other than PwC's indemnification obligations under Section 4 of the License Agreement with respect to the named users authorized by PwC prior to Closing.


                                       3